EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT


We consent to the reference to us under the heading "Experts" in the Prospectus dated November 1, 1999 which is part of Centennial Cellular Corporation's Registration Statement No. 33-80716 on Form S-4.



/s/ Deloitte & Touch LLP

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
October 29, 1999



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